Exhibit 99.1

FOR THE PERIOD BEGINNING 3/1/2008 AND ENDING 3/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                           CONSOLIDATED BALANCE SHEETS
                              AS OF MARCH 30, 2008
                                   (UNAUDITED)

                                     ASSETS
                                                               March 30, 2008
                                                               --------------
 CURRENT ASSETS:
     Cash and Cash Equivalents                               $      1,813,616
     Restricted Cash                                                   76,922
     Accounts Receivable                                              239,612
     Prepaid Expenses                                                 946,360
     Other Current Assets                                             224,183
     Assets of Discontinued Operations                                    435
                                                               ---------------
          TOTAL CURRENT ASSETS                                      3,301,128
                                                               ---------------


 VESSELS & EQUIPMENT
     Vessel - Palm Beach Princess - under Capital Lease            15,000,000
     Vessel - Big Easy - under Capital Lease - Not in Service       8,712,858
     Other Fixed Assets                                             7,783,143
                                                               ---------------
                                                                   31,496,001
     LESS: Accumulated Depreciation and Amortization                8,951,843
                                                               ---------------
          TOTAL VESSELS & EQUIPMENT - NET                          22,544,158
                                                               ---------------


 OTHER ASSETS:
     Notes Receivable                                               4,800,658
     Deposits and Other Assets - Non-Related Parties                  121,071
     Spare Parts Inventory                                            526,154
                                                               ---------------
          TOTAL OTHER ASSETS                                        5,447,883
                                                               ---------------


 TOTAL ASSETS                                                $     31,293,169
                                                               ===============


Unaudited Internally Generated Report Subject To Amending Adjustments
These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 3/1/2008 AND ENDING 3/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                           CONSOLIDATED BALANCE SHEETS
                              AS OF MARCH 30, 2008
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                               March 30, 2008
                                                               --------------
 CURRENT LIABILITIES:
     Accounts Payable                                        $      2,094,333
     Accrued Expenses                                               3,485,707
     DIP Financing                                                  2,905,331
     Liabilities of Discontinued Operations                           420,200
                                                               ---------------
          TOTAL CURRENT LIABILITIES                                 8,905,571
                                                               ---------------

 LIABILITIES SUBJECT TO COMPROMISE:                                55,566,976
                                                               ---------------

                                                               ---------------
          TOTAL LIABILITIES                                        64,472,547
                                                               ---------------

 DEFERRED INCOME                                                    1,439,951

 COMMITMENTS AND CONTINGENCIES                                        -

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock $100.00 Par Value                    36,284,375
     Series B Preferred Stock $10.00 Par Value                      5,000,000
     Common Stock $2.00 Par Value                                  24,565,125
     Capital in Excess of Par                                      24,232,083
     Retained Earnings (Deficit)                                 (124,243,374)
                                                               ---------------
                                                                  (34,161,791)
     LESS:
        Treasury Stock, 915,077 Shares                                457,538

                                                               ---------------
          TOTAL STOCKHOLDERS' EQUITY                              (34,619,329)
                                                               ---------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $     31,293,169
                                                               ===============


Unaudited Internally Generated Report Subject To Amending Adjustments
These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 3/1/2008 AND ENDING 3/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE ONE MONTH ENDED MARCH 30, 2008
                                   (UNAUDITED)
                                                               One Month Ended
                                                               March 30, 2008
                                                               ---------------
 OPERATING REVENUES:
     Gaming                                                  $      2,500,964
     Fare                                                              73,448
     On Board                                                         153,968
     Other                                                              3,113
                                                               ---------------
         NET OPERATING REVENUES                                     2,731,493
                                                               ---------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                                           316,255
     Fare                                                             478,640
     On Board                                                         518,853
     Maritime & Legal Expenses                                        791,737
     General & Administrative Expenses                                274,498
     Ship Carrying Costs - Big Easy                                   140,368
     Depreciation & Amortization                                       17,917
                                                               ---------------
         TOTAL OPERATING COSTS AND EXPENSES                         2,538,268
                                                               ---------------

 OPERATING INCOME (LOSS)                                              193,225

 OTHER INCOME (EXPENSE):
     Interest Income                                                      935
     Bankruptcy Costs                                                (279,500)
     Forgiveness of Debt                                                2,000
                                                               ---------------
         TOTAL OTHER INCOME (EXPENSE)                                (276,565)
                                                               ---------------

 (LOSS) BEFORE TAX PROVISION                                           (83,340)
     Income Tax Expense                                                      -
                                                               ---------------

 NET (LOSS)                                                  $        (83,340)
                                                               ===============

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:           $          (0.01)
                                                               ===============

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                         11,367,487
                                                               ===============

Unaudited Internally Generated Report Subject To Amending Adjustments
These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 3/1/2008 AND ENDING 3/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     FOR THE ONE MONTH ENDED MARCH 30, 2008
                                   (UNAUDITED)

                                                               One Month Ended
                                                               March 30, 2008
                                                               ---------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
     (LOSS) BEFORE DISCONTINUED OPERATIONS                   $        (83,340)
     Adjustments to reconcile income (loss) to
     net cash (used in)
         provided by operating activities:
         Depreciation and Amortization                                123,246
         Changes in Operating Assets and Liabilities -
            (Increase) Decrease in Accounts Receivable                 61,898
            (Increase )Decrease in Other Assets                       129,989
            (Increase) Decrease in Prepaid Expenses                    55,353
             Increase (Decrease) in Accounts Payable
             and Accrued Expenses                                    (16,500)
                                                               ---------------
      NET CASH PROVIDED BY (USED IN) OPERATING                        270,646
                                                               ---------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital Expenditures                                            (223,134)
     (Increase) Decrease in Other Investment Activity                  10,234
                                                               ---------------
      NET CASH (USED IN) INVESTING ACTIVITIES                        (212,900)
                                                               ---------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
     DIP Financing Funds Received                                           -
     Principal Payments on Short Term Notes                                 -
                                                               ---------------
      NET CASH (USED IN) FINANCING ACTIVITIES                               -
                                                               ---------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  57,746
     CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD           1,832,792
                                                               ---------------

     CASH AND CASH EQUIVALENTS AT END OF THE PERIOD          $      1,890,538
                                                               ===============


Unaudited Internally Generated Report Subject To Amending Adjustments
These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 3/1/2008 AND ENDING 3/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                              AS OF MARCH 30, 2008
                                   (Unaudited)
                                     ASSETS

 Bankruptcy Court Case No.                          06-16441-BKC-PGH   06-16354-BKC-PGH     06-16351-BKC-PGH    06-16350-BKC-PGH
                                                      ITB, Inc.          Royal Star            ITG Palm            ITGV, Inc.
                                                                      Entertainment, LLC      Beach, LLC
                                                    -----------------------------------------------------------------------------
 CURRENT ASSETS:
       Cash and Cash Equivalents                   $        5,231  $                  -  $            45,166  $       1,738,320
       Restricted Cash                                                                                                   76,922
       Accounts Receivable                                                                            48,043            191,569
       Prepaid Expenses                                    11,055                94,824               47,961            793,214
       Other Current Assets                                                                            8,740            215,443
       Net Assets of Discontinued Operations -
        Current
                                                    -----------------------------------------------------------------------------
            TOTAL CURRENT ASSETS                           16,286                94,824              149,910          3,015,468
                                                    -----------------------------------------------------------------------------

 VESSEL, PLANT & EQUIPMENT:
       Vessels - Palm Beach Princess                                                                                 15,000,000
       Leasehold Improvements - Port of Palm Beach                                                                      921,899
       Ship Not Placed in Service -  Big Easy                                                      8,712,858
       Equipment                                           67,066                                                     6,794,178
                                                    -----------------------------------------------------------------------------
                                                           67,066                     -            8,712,858         22,716,077
       LESS: Accumulated Depreciation and
             Amortization                                                                            721,597          8,230,246
                                                    -----------------------------------------------------------------------------
            TOTAL PLANT & EQUIPMENT - NET                  67,066                     -            7,991,261         14,485,831
                                                    -----------------------------------------------------------------------------

 OTHER ASSETS:
       Deposits and Other Assets - Non-Related              3,571                                    117,500
       Spare Parts Inventory                                                                                            526,154
       Notes Receivable                                 2,500,000
                                                    -----------------------------------------------------------------------------
            TOTAL OTHER ASSETS                          2,503,571                     -              117,500            526,154
                                                    -----------------------------------------------------------------------------

 TOTAL ASSETS                                      $    2,586,923  $             94,824  $         8,258,671  $      18,027,453
                                                    =============================================================================

 Bankruptcy Court Case No.                           06-16357-BKC-PGH  06-16356-BKC-PGH
                                                         ITGDC              Orion

                                                   ------------------------------------
 CURRENT ASSETS:
       Cash and Cash Equivalents                   $              -  $               -
       Restricted Cash
       Accounts Receivable
       Prepaid Expenses
       Other Current Assets
       Net Assets of Discontinued Operations -
        Current
                                                   ------------------------------------
            TOTAL CURRENT ASSETS                                  -                  -
                                                   ------------------------------------

 VESSEL, PLANT & EQUIPMENT:
       Vessels - Palm Beach Princess
       Leasehold Improvements - Port of Palm Beach
       Ship Not Placed in Service -  Big Easy
       Equipment
                                                   ------------------------------------
                                                                  -                  -
       LESS: Accumulated Depreciation and
             Amortization
                                                   ------------------------------------
            TOTAL PLANT & EQUIPMENT - NET                         -                  -
                                                   ------------------------------------

 OTHER ASSETS:
       Deposits and Other Assets - Non-Related
       Spare Parts Inventory
       Notes Receivable                                                      2,300,658
                                                   ------------------------------------
            TOTAL OTHER ASSETS                                    -          2,300,658
                                                   ------------------------------------

 TOTAL ASSETS                                      $              -  $       2,300,658
                                                   ====================================

 Bankruptcy Court Case No.                                                         Non-Bankrupt Companies
 -------------------------                                                         ----------------------
                                                      GMO      ITB         ITB      GSRT            HOLDFREE    MGMT
                                                      Travel   Racing      Mgmt     RACE TRACK    RACE TRACK    INC         TOTAL
                                                   --------------------------------------------------------------------------------
 CURRENT ASSETS:
       Cash and Cash Equivalents                   $  22,628  $ (666) $   2,937  $          -    $        -   $    -  $  1,813,616
       Restricted Cash                                                                                                      76,922
       Accounts Receivable                                 -                                                               239,612
       Prepaid Expenses                                 (694)                                                              946,360
       Other Current Assets                                                                                                224,183
       Net Assets of Discontinued Operations -
        Current                                                                            335           100                   435
                                                   --------------------------------------------------------------------------------
            TOTAL CURRENT ASSETS                      21,934    (666)     2,937            335           100       -     3,301,128
                                                   --------------------------------------------------------------------------------

 VESSEL, PLANT & EQUIPMENT:
       Vessels - Palm Beach Princess                                                                                    15,000,000
       Leasehold Improvements - Port of Palm Beach                                                                         921,899
       Ship Not Placed in Service -  Big Easy                                                                            8,712,858
       Equipment                                                                                                         6,861,244
                                                   --------------------------------------------------------------------------------
                                                           -       -          -              -             -       -    31,496,001
       LESS: Accumulated Depreciation and
             Amortization                                                                                                8,951,843
                                                   --------------------------------------------------------------------------------
            TOTAL PLANT & EQUIPMENT - NET                  -       -          -              -             -       -    22,544,158
                                                   --------------------------------------------------------------------------------

 OTHER ASSETS:
       Deposits and Other Assets - Non-Related                                                                             121,071
       Spare Parts Inventory                                                                                               526,154
       Notes Receivable                                                                                                  4,800,658
                                                   --------------------------------------------------------------------------------
            TOTAL OTHER ASSETS                             -       -          -              -             -       -     5,447,883
                                                   --------------------------------------------------------------------------------

 TOTAL ASSETS                                      $  21,934  $ (666) $   2,937  $         335  $        100  $    -  $ 31,293,169
                                                   ================================================================================

Unaudited Internally Generated Report Subject To Amending Adjustments
These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 3/1/2008 AND ENDING 3/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                              AS OF MARCH 30, 2008
                                   (Unaudited)
                      LIABILITIES AND STOCKHOLDERS' EQUITY

 Bankruptcy Court Case No.                          06-16441-BKC-PGH   06-16354-BKC-PGH     06-16351-BKC-PGH    06-16350-BKC-PGH
                                                      ITB, Inc.          Royal Star            ITG Palm            ITGV, Inc.
                                                                      Entertainment, LLC      Beach, LLC
                                                    ----------------------------------------------------------------------------
 CURRENT LIABILITIES:
       Accounts Payable                            $      887,899  $              4,924  $           129,273  $       1,051,710
       Accrued Expenses                                   425,468                69,149            1,087,214          1,740,108
       DIP Financing                                                                                                  2,905,331
       Net Liabilities of Discontinued
        Operations - Current
                                                    ----------------------------------------------------------------------------
            TOTAL CURRENT LIABILITIES                   1,313,367                74,073            1,216,487          5,697,149
                                                    ----------------------------------------------------------------------------


                                                    ----------------------------------------------------------------------------
 LIABILITIES SUBJECT TO COMPRIMISE:                     2,561,241             4,824,257           21,816,163         23,086,594
                                                    ----------------------------------------------------------------------------

 DEFERRED INCOME                                                -                     -                    -                  -
                                                    ----------------------------------------------------------------------------

 COMMITMENTS AND CONTINGENCIES                                  -                     -                    -                  -
                                                    ----------------------------------------------------------------------------

       Due To/(From) Affiliates                            92,628            (1,493,630)             176,843          1,323,231
                                                    ----------------------------------------------------------------------------

 STOCKHOLDERS' EQUITY:
       Series A Preferred Stock
        $100.00 Par Value                              36,284,375
       Series B Preferred Stock
        $10.00 Par Value                                5,000,000
       Common Stock $2.00 Par Value                    24,526,024                                                             1
       Capital in Excess of Par                       184,552,785
       Retained Earnings (Deficit)                   (251,285,958)           (3,309,876)         (14,950,822)       (12,079,522)
                                                    ----------------------------------------------------------------------------
            TOTAL                                        (922,774)           (3,309,876)         (14,950,822)       (12,079,521)

       LESS:
          Treasury Stock                                  457,538                     -                    -                  -
                                                    ----------------------------------------------------------------------------
            TOTAL STOCKHOLDERS' EQUITY                 (1,380,312)           (3,309,876)         (14,950,822)       (12,079,521)
                                                    ----------------------------------------------------------------------------


 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $    2,586,924  $             94,824  $         8,258,671  $      18,027,453
                                                    ============================================================================

 Bankruptcy Court Case No.                           06-16357-BKC-PGH  06-16356-BKC-PGH
                                                         ITGDC              Orion

                                                   ------------------------------------
 CURRENT LIABILITIES:
       Accounts Payable                            $             -   $               -
       Accrued Expenses
       DIP Financing
       Net Liabilities of Discontinued
        Operations - Current
                                                   ------------------------------------
            TOTAL CURRENT LIABILITIES                             -                  -
                                                   ------------------------------------


                                                   ------------------------------------
 LIABILITIES SUBJECT TO COMPRIMISE:                       1,238,440          1,250,658
                                                   ------------------------------------

 DEFERRED INCOME                                                  -                  -
                                                   ------------------------------------

 COMMITMENTS AND CONTINGENCIES                                    -                  -
                                                   ------------------------------------

       Due To/(From) Affiliates                             193,846
                                                   ------------------------------------

 STOCKHOLDERS' EQUITY:
       Series A Preferred Stock
        $100.00 Par Value
       Series B Preferred Stock
        $10.00 Par Value
       Common Stock $2.00 Par Value
       Capital in Excess of Par
       Retained Earnings (Deficit)                       (1,432,286)         1,050,000
                                                   ------------------------------------
            TOTAL                                        (1,432,286)         1,050,000

       LESS:
          Treasury Stock                                          -                  -
                                                   ------------------------------------
            TOTAL STOCKHOLDERS' EQUITY                   (1,432,286)         1,050,000
                                                   ------------------------------------


 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $              -  $       2,300,658
                                                   ====================================

 Bankruptcy Court Case No.                                                 Non-Bankrupt Companies
 -------------------------                                                 ----------------------
                                             GMO         ITB        ITB           GSRT           HOLDFREE      MGMT
                                             Travel      Racing     Mgmt          RACE TRACK     RACE TRACK    INC       TOTAL
                                            ---------------------------------------------------------------------------------------
 CURRENT LIABILITIES:
       Accounts Payable                     $ (53,471) $  73,998  $         -  $           -  $          -  $     -  $   2,094,333
       Accrued Expenses                       (58,168)                221,937                                            3,485,707
       DIP Financing                                                                                                     2,905,331
       Net Liabilities of Discontinued
         Operations - Current                                                        209,200       211,000                 420,200
                                            ---------------------------------------------------------------------------------------
            TOTAL CURRENT LIABILITIES        (111,639)    73,998      221,937        209,200       211,000        -      8,905,571
                                            ---------------------------------------------------------------------------------------


                                            ---------------------------------------------------------------------------------------
 LIABILITIES SUBJECT TO COMPRIMISE:                     (227,877)   1,017,500                                           55,566,976
                                            ---------------------------------------------------------------------------------------

 DEFERRED INCOME                                    -          -            -      1,439,951             -        -      1,439,951
                                            ---------------------------------------------------------------------------------------

 COMMITMENTS AND CONTINGENCIES                      -          -            -              -             -        -              -
                                            ---------------------------------------------------------------------------------------

       Due To/(From) Affiliates                                                                   (292,919)                      -
                                            ---------------------------------------------------------------------------------------

 STOCKHOLDERS' EQUITY:
       Series A Preferred Stock
        $100.00 Par Value                                                                                               36,284,375
       Series B Preferred Stock
        $10.00 Par Value                                                                                                 5,000,000
       Common Stock $2.00 Par Value               200                  12,500          1,000        25,400              24,565,125
       Capital in Excess of Par                                       (39,990)  (163,295,651)    3,014,939              24,232,083
       Retained Earnings (Deficit)            133,371    153,213   (1,209,010)   161,645,836    (2,958,320)           (124,243,374)
                                            ---------------------------------------------------------------------------------------
            TOTAL                             133,571    153,213   (1,236,500)    (1,648,815)       82,019        -    (34,161,791)

       LESS:
          Treasury Stock                            -          -            -              -             -        -        457,538
                                            ---------------------------------------------------------------------------------------
            TOTAL STOCKHOLDERS' EQUITY        133,571    153,213   (1,236,500)    (1,648,815)       82,019        -    (34,619,329)
                                            ---------------------------------------------------------------------------------------


 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $  21,932  $    (666) $     2,937  $         336  $        100  $     -  $  31,293,169
                                            =======================================================================================

Unaudited Internally Generated Report Subject To Amending Adjustments

These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 3/1/2008 AND ENDING 3/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE ONE MONTH ENDED MARCH 30,2008
                                   (Unaudited)

 Bankruptcy Court Case No.                          06-16441-BKC-PGH   06-16354-BKC-PGH     06-16351-BKC-PGH    06-16350-BKC-PGH
                                                      ITB, Inc.          Royal Star            ITG Palm            ITGV, Inc.
                                                                      Entertainment, LLC      Beach, LLC
                                                    ----------------------------------------------------------------------------
 OPERATING REVENUES:
       Gaming                                      $            -  $                  -  $                 -  $       2,500,964
       Fare                                                     -                     -                    -             73,448
       On Board                                                 -                     -                    -            153,968
       Other                                                    -                     -                    -                  -
                                                    ----------------------------------------------------------------------------
       NET OPERATING REVENUES                                   -                     -                    -          2,728,380
                                                    ----------------------------------------------------------------------------

 OPERATING COSTS AND EXPENSES:
       Gaming                                                                                                           316,255
       Fare                                                                                                             478,640
       On Board                                                                                                         518,853
       Maritime & Legal Expenses                                                                                        791,737
       G & A Expenses - Palm Beach Princess                                                                             272,769
       G & A Expenses - Parent                                636
       Development Costs                                                              -              140,368
       Depreciation & Amortization                                                                                       17,917
                                                    ----------------------------------------------------------------------------
       TOTAL OPERATING COSTS AND EXPENSES                     636                     -              140,368          2,396,171
                                                    ----------------------------------------------------------------------------

 OPERATING INCOME (LOSS)                                     (636)                    -             (140,368)           332,209
                                                    ----------------------------------------------------------------------------

 OTHER INCOME (EXPENSE):
       Interest Income                                                                                                      935
       ITG Vegas Bankruptcy Costs                                                                    (15,000)          (264,500)
       Forgiveness of Debt                                                            -                                   2,000
                                                    ----------------------------------------------------------------------------
       TOTAL OTHER INCOME (EXPENSE)                             -                     -              (15,000)          (261,565)
                                                    ----------------------------------------------------------------------------

 INCOME (LOSS)  BEFORE TAX PROVISION                         (636)                    -             (155,368)            70,644
       LESS: State Income Tax Expense                           -                     -                    -                  -
                                                    ----------------------------------------------------------------------------

 NET INCOME (LOSS)                                 $         (636) $                  -  $          (155,368) $          70,644
                                                    ============================================================================

 Bankruptcy Court Case No.                          06-16357-BKC-PGH  06-16356-BKC-PGH
                                                        ITGDC              Orion

                                                  ------------------------------------
 OPERATING REVENUES:
       Gaming                                     $              -  $               -
       Fare                                                      -                  -
       On Board                                                  -                  -
       Other                                                     -                  -
                                                  ------------------------------------
       NET OPERATING REVENUES                                    -                  -
                                                  ------------------------------------

 OPERATING COSTS AND EXPENSES:
       Gaming
       Fare
       On Board
       Maritime & Legal Expenses
       G & A Expenses - Palm Beach Princess
       G & A Expenses - Parent
       Development Costs
       Depreciation & Amortization
                                                  ------------------------------------
       TOTAL OPERATING COSTS AND EXPENSES                        -                  -
                                                  ------------------------------------

 OPERATING INCOME (LOSS)                                         -                  -
                                                  ------------------------------------

 OTHER INCOME (EXPENSE):
       Interest Income
       ITG Vegas Bankruptcy Costs
       Forgiveness of Debt
                                                  ------------------------------------
       TOTAL OTHER INCOME (EXPENSE)                              -                  -
                                                  ------------------------------------

 INCOME (LOSS)  BEFORE TAX PROVISION                             -                  -
       LESS: State Income Tax Expense                            -                  -
                                                  ------------------------------------

 NET INCOME (LOSS)                                $              -  $               -
                                                  ====================================

 Bankruptcy Court Case No.                                                 Non-Bankrupt Companies
 -------------------------                                               ----------------------
                                                     GMO       ITB       ITB    GSRT          HOLDFREE       MGMT
                                                     Travel    Racing    Mgmt   RACE TRACK    RACE TRACK     INC           TOTAL
                                                   ---------------------------------------------------------------------------------
 OPERATING REVENUES:
       Gaming                                      $       -  $      -  $   -  $         -  $          -  $     -  $      2,500,964
       Fare                                                -         -      -            -             -        -            73,448
       On Board                                            -         -      -            -             -        -           153,968
       Other                                           3,113         -      -            -             -        -             3,113
                                                   ---------------------------------------------------------------------------------
       NET OPERATING REVENUES                          3,113         -      -            -             -        -         2,731,493
                                                   ---------------------------------------------------------------------------------

 OPERATING COSTS AND EXPENSES:
       Gaming                                                                                                               316,255
       Fare                                                                                                                 478,640
       On Board                                                                                                             518,853
       Maritime & Legal Expenses                                                                                            791,737
       G & A Expenses - Palm Beach Princess            1,093                                                                273,862
       G & A Expenses - Parent                                                                                                  636
       Development Costs                                                                                                    140,368
       Depreciation & Amortization                                                                                           17,917
                                                   ---------------------------------------------------------------------------------
       TOTAL OPERATING COSTS AND EXPENSES              1,093         -      -            -             -        -         2,538,268
                                                   ---------------------------------------------------------------------------------

 OPERATING INCOME (LOSS)                               2,020         -      -            -             -        -           193,225
                                                   ---------------------------------------------------------------------------------

 OTHER INCOME (EXPENSE):
       Interest Income                                                                                                          935
       ITG Vegas Bankruptcy Costs                                                                                          (279,500)
       Forgiveness of Debt                                                                                                    2,000
                                                   ---------------------------------------------------------------------------------
       TOTAL OTHER INCOME (EXPENSE)                        -         -      -            -             -        -          (276,565)
                                                   ---------------------------------------------------------------------------------

 INCOME (LOSS)  BEFORE TAX PROVISION                   2,020         -      -            -             -        -           (83,340)
       LESS: State Income Tax Expense                      -         -      -            -             -        -                 -
                                                   ---------------------------------------------------------------------------------

 NET INCOME (LOSS)                                 $   2,020  $      -  $   -  $         -  $          -  $     -  $        (83,340)
                                                   =================================================================================

Unaudited Internally Generated Report Subject To Amending Adjustments
These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.